JPMORGAN TRUST I

JPMorgan Money Market Funds
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund

(All Share Classes)

JPMORGAN TRUST II

JPMorgan Money Market Funds
JPMorgan Liquid Assets Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund

(All Share Classes)

Supplement dated December 4, 2008
to the Prospectuses dated July 1, 2008

Continued Participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

On December 3, 2008, the Board of Trustees of the following JPMorgan Money Market Funds (the “Funds”):

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

approved the continued participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below

SUP-MMKT-1208

$0.995 and a Fund liquidates its holdings, the Program will provide coverage to shareholders who held shares in the Fund on September 19, 2008 for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

For the continued participation in the Program from December 19, 2008 through April 30, 2009 (“Extension Period”), a non-refundable payment to the U.S. Department of the Treasury is required in the amount of 0.015% multiplied by the number of outstanding shares of each Fund as of September 19, 2008. This expense, which will be amortized over the Extension Period, will be borne by the Funds without regard to any contractual expense limitations currently in effect for the Funds. This expense is not included in the “Total Annual Operating Expenses” or “Net Expenses“ as set forth in the Annual Operating Expenses tables in the Funds’ current prospectuses. This amount is also in addition to the payments made for participation in the initial three-month term of the Program.

The Secretary of the Treasury may continue to extend the Program beyond the extension period through the close of business on September 18, 2009. If the Program is extended again, the Funds will consider whether to continue to participate.

Any questions regarding the Funds’ participation in the Program should be addressed directly to your Fund according to the contact information provided in your Fund’s prospectus.

Revision to the JPMorgan Money Market Funds Portfolio Holdings Policy

The following is added to the first paragraph of the ”Portfolio Holdings Disclosure“ section of ”Shareholder Information“:

In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan external websites on a more timely basis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE